PRESIDENTIAL LIFE CORPORATION

69 Lydecker Street

Nyack, New York 10960

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 17, 2006

The Annual Meeting of Shareholders (the "Annual Meeting") of Presidential Life Corporation (the "Company") will be held at the offices of Presidential Life Insurance Company, 69 Lydecker Street, Nyack, New York 10960, at 10:00 a.m., local time, on Wednesday, May 17, 2006, for the following purposes:

.

To elect seven (7) directors, each for a term of one year and until their respective successors are duly elected and qualified;

2.

To consider and act upon a proposal to ratify the Board of Directors' selection of BDO Seidman, LLP as independent registered public accountants for the Company for the fiscal year ending December 31, 2006;

3.

To consider and act upon a proposal to approve the adoption of the Presidential Life Corporation 2006 Stock Incentive Plan; and

4.

To transact such other business as properly may come before the Annual Meeting or any postponement or adjournment or adjournments thereof.

The Board of Directors of the Company has fixed the close of business on April 3, 2006 as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting.  It is expected that this Notice of Annual Meeting of Shareholders and the accompanying proxy materials will be mailed or delivered to shareholders commencing on or about April 17, 2006.

Regardless of whether you expect to attend the Annual Meeting in person, you are requested to complete, date and sign the enclosed proxy card and return it at your earliest convenience to the Company in the enclosed envelope.  No postage need be affixed if the envelope is mailed in the United States.  If you attend the meeting in person, you may revoke your proxy and vote your shares in person.

By order of the Board of Directors

KATHLEEN DASH, Secretary

April __, 2006

PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY AND SIGN AND RETURN YOUR PROXY CARD PROMPTLY.  YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN.

PRESIDENTIAL LIFE CORPORATION

69 Lydecker Street

Nyack, New York 10960

PROXY STATEMENT

The enclosed proxy is solicited by the Board of Directors (the "Board of Directors") of Presidential Life Corporation, a Delaware corporation (the "Company"), in connection with the Annual Meeting of the Company's shareholders to be held at the offices of Presidential Life Insurance Company ("Insurance Company"), 69 Lydecker Street, Nyack, New York 10960, at 10:00 a.m., local time, on Wednesday, May 17, 2006, or any postponement or adjournment or adjournments thereof (the "Annual Meeting").  The Company's principal executive offices are located at 69 Lydecker Street, Nyack, New York 10960.  The Company's telephone number at that address is (845) 358-2300.

GENERAL INFORMATION

The Company's common stock, par value $0.01 per share (the "Common Stock"), is the only class of security that is entitled to vote at the Annual Meeting.  The Board of Directors has fixed April 3, 2006 as the record date (the "Record Date") for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting.  On April 3, 2006 there were 29,434,631 shares of Common Stock outstanding.  It is expected that this Proxy Statement, the attached Notice of Annual Meeting of Shareholders, the accompanying form of proxy and the Company's Annual Report for the fiscal year ended December 31, 2005  (the "Annual Report") will first be mailed or delivered to shareholders commencing on or about April 17, 2006.

Each share of Common Stock entitles the holder to one vote on each matter to come before the Annual Meeting.  The Company's Certificate of Incorporation does not authorize cumulative voting.  A quorum of the shareholders is required at the Annual Meeting for the shareholders to take action effectively with respect to the proposals described in this Proxy Statement or to transact effectively any other business at the Annual Meeting.  A quorum of the shareholders will be present at the Annual Meeting if the holders of at least a majority of the outstanding shares of the Common Stock are present either in person or by proxy. Therefore, shareholders are urged to complete and return the enclosed proxy card whether or not they are planning to attend the Annual Meeting.

If voting by proxy with respect to the election of directors, shareholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees.  With respect to each other proposal that comes before the shareholders at the Annual Meeting, shareholders may vote FOR the proposal, vote AGAINST the proposal or ABSTAIN from voting with respect to the proposal.  Assuming a quorum is present:  (i) the affirmative vote by the holders of a plurality of the shares of Common Stock represented at the Annual Meeting and entitled to vote will be required to act with respect to the election of directors; and (ii) the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote will be required to act on all other proposals that come before the Annual Meeting.  Abstentions and broker non-votes will be included in the determination of the number of shares of Common Stock present at the meeting for quorum purposes.  Abstentions and broker non-votes will not be counted, however, in the tabulations of votes cast on proposals presented to shareholders.

A proxy, in the accompanying form, which is properly executed, duly returned to the Company and not revoked, will be voted in accordance with the instructions contained thereon.  If no specific instructions are indicated on the proxy, (a) the shares represented thereby will be voted FOR:  (i) the election of the persons nominated herein as directors; (ii) the adoption of the Presidential Life Corporation 2006 Stock Incentive Plan; and (iii) the ratification of the Board of Directors' selection of BDO Seidman, LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2006; and (b) the proxy will authorize the shares represented thereby to be voted upon such other business as properly may come before the Annual Meeting, as determined, with respect to any such event, by the persons named in the accompanying form of proxy in accordance with their best judgment.

Each member of the Board of Directors has indicated that he intends to vote FOR:  (i) the election of the persons nominated herein as directors; (ii) the adoption of the Presidential Life Corporation 2006 Stock Incentive Plan; and (iii) the ratification of the Board of Director's selection of BDO Seidman, LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2006.

If a quorum is not present at the time that the Annual Meeting is convened, or if for any other reason the Board of Directors believes that additional time should be allowed for the solicitation of proxies, the Company may postpone or adjourn the Annual Meeting with or without a vote of the shareholders.  If the Company proposes to postpone or adjourn the Annual Meeting by a vote of the shareholders, the persons named in the accompanying form of proxy will vote all shares of Common Stock for which they have voting authority in favor of such postponement or adjournment, as the case may be.

Each proxy granted may be revoked by the person granting it at any time:  (i) by giving written notice to such effect to the Secretary of the Company; (ii) by execution and delivery of a proxy bearing a later date; or (iii) by attendance and voting in person at the Annual Meeting; except as to any matter upon which, prior to such revocation, a vote shall have been cast at the Annual Meeting pursuant to the authority conferred by such proxy.  The mere presence at the Annual Meeting of a person appointing a proxy does not revoke the appointment.

The Company will bear the cost of the Annual Meeting and the cost of soliciting these proxies, including the cost of preparing, printing, handling and mailing the proxy materials.  The Company will request brokerage houses, banking institutions and other custodians, nominees and fiduciaries to forward the proxy materials to beneficial owners of the shares of Common Stock and will reimburse them for their reasonable expenses incurred in connection therewith.

In addition to solicitation by mail, certain officers, directors, regular employees and other representatives of the Company may solicit proxies by telephone, facsimile, in person or otherwise.  These persons will receive no extra compensation for such services.

No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, such information or representation should not be relied upon as having been authorized.  This Proxy Statement does not constitute the solicitation of a proxy from any person in any jurisdiction with respect to whom it is unlawful to make such proxy solicitation in such jurisdiction.  The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information as of March 31, 2006 as to the ownership of Common Stock by:  (i) each person known by the Company to be the beneficial owner of five percent or more of the Common Stock; (ii) each director and nominee for election as a director of the Company; (iii) each of the Company's executive officers; and (iv) all directors, nominees for election as director and executive officers of the Company as a group:

 Number of Shares

     Percent of

 of Common Stock

   Common Stock

Five Percent Shareholders

Beneficially Owned (1)(2)    Beneficially Owned (1)

Herbert Kurz (3)(4)

7,762,477

26.4%

Dimensional Fund Advisors, Inc. (8)

2,618,528

8.9%

Directors (including nominees), Executive

Officers, and all Directors (including

nominees) and Executive Officers as a Group

Herbert Kurz (4)

7,762,477

26.4%

Lawrence Rivkin (5)

88,205

(6)

Donald Barnes

31,562

(6)

Jerrold Scher

3,128

(6)

Mark Abrams

1,451

(6)

Charles Snyder

3,132

(6)

Richard A. Giesser (7)

10,800

(6)

Paul Frederick Pape, Jr.

75,000

(6)

Jeffrey Keil

5,000

(6)

Lawrence Read

5,000

(6)

All Directors (including nominees)

and Executive Officers as a group

(ten persons)(4)(5)(7)

7,985,755

27.1%

(1)

Certain of the shares shown in this table are shares as to which the persons named in this table have the right to acquire beneficial ownership, as specified in Rule 13d-3(d)(1) promulgated under the Securities and Exchange Act of 1934, as amended (the "Exchange Act").

(2)

Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially held by them, subject to community property laws where applicable.

(3)

The address for Mr. Kurz is c/o Presidential Life Corporation, 69 Lydecker Street, Nyack, New York 10960.

(4)

Excludes 112,977 shares of Common Stock beneficially held by Mr. Kurz's wife and 745,104 shares of Common Stock beneficially held by The Kurz Family Foundation, Ltd., a charitable foundation of which Mr. Kurz is a director.  Mr. Kurz disclaims beneficial ownership of the shares held by his wife and the Foundation.

(5)

Excludes 4,374 shares of Common Stock beneficially held by Mr. Rivkin's wife.  Mr. Rivkin disclaims beneficial ownership of the shares held by his wife.

(6)

Less than one percent.

(7)

Excludes 4,200 shares of Common Stock beneficially held by Mr. Giesser's wife.  Mr. Giesser disclaims beneficial ownership of the shares held by his wife.

(8)

The address for Dimensional Fund Advisors, Inc. ("Dimensional") is 1299 Ocean Avenue, Santa Monica, California 90401-1038.  Information as to holdings of Dimensional is based upon information provided by Dimensional and obtained by the Corporation through media sources.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding the Company's directors, executive officers and nominees for election to the Board of Directors.

Name	Age	Position held with the Company

Herbert Kurz (3)	86	Chairman of the Board of Directors and President of the Company and Chief Executive Officer of the Insurance Company

Donald Barnes	62	Vice Chairman of the Board of Directors of the Company and President of the Insurance Company

Charles Snyder	48	Chief Financial Officer of the Company and Director and Chief Financial Officer of the Insurance Company

Mark Abrams	57	Executive Vice President, Chief Investment Officer and Director of the Insurance Company

Jerrold Scher	64	Senior Vice President, Chief Actuary and Director of the Insurance Company

Lawrence Rivkin (1)(2)	84	Director

Richard A. Giesser (2)	74	Director

Paul Frederick Pape, Jr. (1)(2)(3)	73	Director

Lawrence Read (1)(2)	61	Director

Jeffrey Keil (2)(3)	62	Director

(1)   Member of Audit Committee

(2)   Member of Compensation Committee

(3)   Member of the Finance Committee

Directors of the Company are elected annually to serve until the next annual meeting of shareholders and until there successors have been duly elected and qualified.  Executive officers are appointed by, and serve at the discretion of, the Board of Directors for a term beginning after the first regular meeting of the Board of Directors following the annual meeting of shareholders and until their respective successors are duly appointed and qualified.

During the fiscal year ended December 31, 2005, there were 7 meetings of the Board of Directors.  During the fiscal year ended December 31, 2005, all of the Directors attended 100% of the Board of Directors meetings.  All Directors also attended the annual meeting of shareholders in May 2005.

Audit Committee.  The Company's Board of Directors has an Audit Committee (the "Audit Committee"), the members of which are to be elected by the Board of Directors for a term of one year, beginning after the first regular meeting of the Board of Directors following the annual meeting of shareholders and until their respective successors are duly appointed and qualified. All members of the Audit Committee are independent, in accordance with the listing standards of the National Association of Securities Dealers (NASD).  The Committee has one audit committee financial expert, Mr. Pape, who had more than thirty years experience as an investment banker with a number of Wall Street firms, including Merrill Lynch and Drexel Burnham Lambert.  The Audit Committee represents the Board in discharging its responsibilities relating to the accounting, reporting, and financial control practices of the Company.  The Audit Committee has general responsibility for surveillance of financial controls, as well as for the Company's accounting and audit activities.  The Audit Committee annually reviews the qualifications of the independent auditors, makes recommendations to the Board of Directors as to their selection, reviews the audit plan, fees and audit results with both the Company's management and the independent auditors and approves non-audit services to be performed by the auditors and related fees.  The Audit Committee is also responsible for monitoring the independence of the Company's independent auditors. The Audit Committee held four meetings in 2005.

Compensation Committee.  The Compensation Committee is responsible for reviewing and advising the Board with respect to executive compensation affecting corporate officers subject to Section 162(m) of the Internal Revenue Code and such other executives as the Company's management may deem appropriate.  The Committee also had responsibility for administration of the 1996 Stock Incentive Plan and compensation intended as performance-based compensation under the Code and will have responsibility for administration of the 2006 Stock Incentive Plan if that plan is approved by the Company’s shareholders at the upcoming Annual Meeting of Shareholders.  The Committee also has the responsibility to fix all salaries, grant all stock options and approve all employment agreements for executives who are, or are expected to become, subject to Section 162(m).  The Committee, which consists of Messrs. Rivkin (Chairman), Giesser, Pape, Read and Keil held one meeting in fiscal 2005.  See "Compensation Committee Interlocks and Insider Participation" on page 15.

Finance Committee.

In 2006, the Board created a Finance Committee, which is responsible for assisting and advising management and the Board with respect to corporate finance matters.  The Committee consists of Messrs. Keil (Chairman), Pape and Kurz.

Nominating Committee.  The Company does not have a standing Nominating Committee or other committee performing a similar function.  Instead, the selection of the Company’s slate of nominees for director is made by all of the independent members of the Board of Directors (as determined under the listing standards of the NASD) meeting separately from the remainder of the Board.

Shareholder Communication with Board Members.  Shareholders who wish to communicate directly with the Board of Directors may do so by directing correspondence to the Board, or any member of the Board, and mailing it to the Company, attention President.  The President’s office will arrange for the delivery of the communication to the appropriate individual.

Certain information regarding the business experience and other directorships of each of the persons named in the table on the preceding page of this Proxy Statement is as follows:

Herbert Kurz has been a director of the Company since 1969.  Mr. Kurz also has served as President of the Company and Chairman of the board of directors of the Insurance Company, the wholly-owned subsidiary of the Company through which the Company conducts its insurance and annuity business, for more than the past five years.  Mr. Kurz served as President of the Insurance Company from 1995 until 2000.

Donald L. Barnes has served as President of the Insurance Company since 2000, has been a director of the Company since 2004 and has been Vice Chairman of the Board since 2005.  Mr. Barnes served as Senior Vice President of the Insurance Company from 1995 to 1999 and as Executive Vice

President from 1999 to 2000.  Prior to that, Mr. Barnes had served as President of Franklin United Life Insurance Company for more than five years.

Jerrold Scher has served as Chief Actuary of the Insurance Company since 2000.  For the ten years prior to 2000, Mr. Scher served as Senior Vice President of the Insurance Company.  Mr. Scher currently serves as a director of the Insurance Company.

Mark Abrams has served as Chief Investment Officer of the Insurance Company since November 2003 and as Executive Vice President since 2005.  He was Senior Vice President of the Insurance Company from 2001 to 2005.  Prior to that, Mr. Abrams served as Vice President of the Insurance Company since October 1994.  Mr. Abrams currently serves as a director of the Insurance Company.

Charles Snyder has served as Chief Financial Officer of the Company and the Insurance Company since 2004.  Prior to that, Mr. Snyder served as Treasurer of the Insurance Company from 2000 to 2004 and as Controller from 1989 to 2000.  Mr. Snyder currently serves as a director of the Insurance Company.

Lawrence Rivkin has been a director of the Company since 1988.  Mr. Rivkin has served as counsel to the law firm of Goldfarb & Fleece for more than the past five years.

Richard A. Giesser has served as a director of the Company since 2003.  He also has been a director of the Insurance Company since 1989 and a member of the Finance Committee of the Insurance Company Board.  He is a former Chairman of the Board of the Massachusetts Port Authority, and an appointed member of the National Advisory Council of the United States Small Business Administration.  He previously served as Vice President of Bear Stearns and Company, where he specialized in both corporate and public finance.

Paul Frederick Pape, Jr. has served as a director of the Company and Chairman of the Audit Committee of the Board since 2003.  He was a director of the Insurance Company from 1990 to 2003.  Mr. Pape was a partner or managing director of various Wall Street firms, including Drexel Burnham Lambert, from 1984 to 1989 and Merrill Lynch Capital Markets from 1974 to 1984.  His concentration in these firms was investment banking for financial institutions.  He also has been a director of a number of public companies and was President of the American Distilling Company, a New York Stock Exchange listed company.

Jeffrey Keil has served as a director of the Company since 2005.  Mr. Keil has been Chairman of International Real Returns, LLC, a private investment advisor, since July 2004 and served as Chairman of its Executive Committee from January 1998 to June 2001. He was President of Ellesse, LLC, a private advisory company, from July 2001 through June 2004. From 1996 to January 1998, Mr. Keil was a General Partner of Keil Investment Partners, a private fund that invested in the financial sector in Israel.  From 1984 to 1996, Mr. Keil was President and a director of Republic New York Corporation and Vice Chairman of Republic National Bank of New York. He is a director of Anthracite Capital, Inc., a real estate investment trust, and a director of Leucadia National Corp., a diversified holding company engaged in banking, manufacturing, winery operations, real estate, mining and insurance.

Lawrence Read has served as a director of the Company since 2005.  He was a director of the Insurance Company from 2002 to 2005.  Since 1986, Mr. Read has been the President and CEO of Lube Management Corp., which operates a chain of retail automotive centers throughout California and provides enterprise software systems for independently owned automotive oil service centers.  Since 1999, Mr. Read has been President and Chairman of the Board of North American Lubricants Corporation, a passenger car motor oil manufacturer and reseller throughout the United States.  He is also a member of the board of directors of the Automotive Oil Change Association, an industry trade group which he founded in 1987.

There are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

Certain Relationships and Related Transactions

From time to time in the ordinary course of business, certain of the Company's directors and executive officers have purchased, and may in the future purchase, annuity contracts or life insurance policies from the Insurance Company.  Such transactions in the past have been, and will in the future be, on terms no less favorable to the Insurance Company than those that could be obtained from unaffiliated third parties.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Director Compensation

During 2005, directors of the Company received an annual retainer of $25,000, a fee of $750 for telephonic Board of Directors and committee meetings, $1,000 for regular Board of Director meetings attended in person and $1,500 for special Board of Directors meeting attended in person.  The Chairman of the Audit Committee received an additional retainer of $5,000 and the other members of the Audit Committee received an additional retainer of $1,500.  Directors are also entitled to a fee of $1,500 for committee meetings attended that are held on dates separate from the Board meetings.

Executive Compensation

The following table sets forth, for the Company's last three fiscal years, the annual and long-term compensation of those persons who were, at December 31, 2005 (i) the Chief Executive Officer, (ii) the President, (iii) the other four most highly compensated executive officers of the Company (the "Executive Officers") and (iv) individuals who would be included in one of the above categories except for the fact that they were not executive officers of the Company at the end of the fiscal year.

SUMMARY COMPENSATION TABLE

                Long Term

              Annual Compensation   Compensation

    All Other

Name and Principal Position            Fiscal Year Salary ($)

Bonus ($)

Options (#)

Compensation1

Herbert Kurz

       2005

$569,710

-0-

-0-

116,844

Chief Executive Officer

2004

591,622

-0-

-0-

111,396

of the Insurance Company and

2003

569,710

-0-

-0-

113,474

President and CEO of the Company

Donald Barnes

2005

$285,000

-0-

25,000

1,120

Vice Chairman of the Board of

2004

244,038

-0-

20,000

733

Directors of the Company and

2003

235,000

-0-

13,500

1,730

President of the Insurance Company

Mark Abrams

2005

$270,000

-0-

20,000

1,089

Executive Vice President, Chief

2004

233,654

-0-

12,500

702

Investment Officer and Director

2003

189,865

-0-

7,000

1,305

of the Insurance Company

Jerrold Scher

2005

$250,000

-0-

20,000

1,009

Senior Vice President, Chief Actuary

2004

218,077

-0-

10,000

655

and Director of the Insurance

2003

210,000

-0-

7,000

1,546

Company

Charles Snyder

2005

$250,000

-0-

20,000

975

Chief Financial Officer of the

2004

150,577

-0-

10,000

452

    Company and Director and Chief

2003

145,000

-0-

7,000

1,067

   Financial Officer of the Insurance

   Company

1  All Other Compensation represents the Company's payment of premiums with respect to term life insurance policies for the Executive Officers.  In addition, with respect to Mr. Kurz, it includes director’s fees of $29,000, $23,750 and $25,750 for 2005, 2004 and 2003 respectively.

OPTION TABLES

Options Grants in Last Fiscal Year

The following table sets forth certain information concerning options granted during 2005 to the named executives:

Individual Grants

% of Total

Potential Realizable

Number of

Options

Value at Assumed

Securities

Granted to

Annual Rates of Stock

Underlying

Employees

Exercise or

Price Appreciation

Options           in Fiscal

Base Price

Expiration

for Option Term

Name

Granted

Year

($/Share)

Date

5%

10%

Herbert Kurz

0

0.00%

0.00

0

0

0

Donald Barnes

25,000

11.7%

18.33

09/07/2010

126,500

278,500

Mark Abrams

20,000

9.5%

18.33

09/07/2010

101,200

222,800

Jerrold Scher

20,000

9.5%

18.33

09/07/2010

101,200

222,800

Charles Snyder

20,000

9.5%

18.33

09/07/2010

101,200

222,800

Aggregated Options Exercised in Last Fiscal Year and Fiscal Year-End Options Values

The following table summarizes options exercised during 2005 and presents the value of unexercised options held by the named executives at fiscal year-end:

Number of

Securities

Value of

Underlying

Unexercised

Unexercised

In-the-Money

Options

Options

At Fiscal

at Fiscal

Shares

Year-End (#)

Year-End ($)

Acquired

    Value

Exercisable (E)/

Exercisable (E)

Name

on Exercise (#)

   Realized ($)

Unexercisable (U)

Unexercisable (U)(1)

Herbert Kurz

0

0

0

                         0

Donald Barnes

18,626

116,226

11,750 (E)

35,263 (E)

Donald Barnes

0

0

102,624 (U)

437,766 (U)

Mark Abrams

0

0

9,937 (E)

40,873 (E)

Mark Abrams

0

0

42,813 (E)

118,982 (U)

Jerrold Scher

0

0

15,750 (E)

78,790 (E)

Jerrold Scher

0

0

60,250 (U)

232,720 (U)

Charles Snyder

0

0

12,062 (E)

55,777 (E)

Charles Snyder

0

0

49,188 (U)

163,693 (U)

(1) Represents the difference between the exercise price of the options and $19.04, which represents the closing price of the Company's Common Stock on December 31, 2005.

Succession Planning

   The Board of Directors is committed to planning for continuation of leadership within the Company’s executive management.  In April 2006, the Board unanimously approved a succession plan to ensure such continuity.  Under that plan, Donald Barnes, currently the President of the Insurance Company and Vice Chairman of the Board of the Company, has been designated to succeed Mr. Kurz as Chief Executive Officer of the Company at a yet undetermined time.

Board of Directors' Report on Executive Compensation

Decisions with respect to the granting of awards pursuant to the 1996 Stock Incentive Plan and compensation of the Executive Officers who are, or are expected to become, subject to Section 162(m) of the Internal Revenue Code were made by the Compensation Committee of the Board of Directors.

Set forth below is a report of the Compensation Committee that addresses the Company's compensation policies for fiscal 2005 as they apply to the Company's executives, including the Executive Officers.

Overview and Philosophy

The Company maintains a philosophy that executive compensation levels should be competitive and consistent with life insurance and annuity industry standards to enable the Company to attract and retain qualified executives who are critical to the Company's success.  The Company believes that such compensation also should be meaningfully related to both an individual's job performance, as measured by the achievement of qualitative objectives, and the performance of the Company, as measured by its profitability, the value created for shareholders and the realization of the Company's short-term and long-term strategic goals.  Qualitative objectives considered by the Company include the individual executive officer's (1) contribution to the Company's performance, (2) responsibilities, (3) revenue and cost containment initiatives, (4) time commitment and (5) the Chief Executive Officer’s views concerning such executive's performance.  The Company considers all such measurement factors, equally weighted, in its annual salary reviews.  The Company's compensation policies are designed to attract and retain talented managers and motivate such managers to enhance the Company's performance, thereby building value into the Company's core insurance and annuity businesses.

Base Salaries

The Company's general approach to compensating executive officers is to pay cash salaries competitive with industry standards based upon the individual's experience and past and potential contribution to the success of the Company.  In determining industry standards, the Company compares compensation levels paid by life insurance and annuity companies that compete in the Company's primary lines of business and prevailing compensation standards in the Company’s geographic location.  Such compensation information is obtained from various publicly available sources.  Generally, management believes that the Company's compensation levels are slightly below those in the self-selected group of life insurance and annuity companies.  However, the Company believes that they are competitive.

In addition, the Company believes that compensation should be meaningfully related to the value created by individual executive officers for the shareholders.  Accordingly, the Board of Directors considers the quality of an individual executive's contribution to the Company's overall profitability and success, as measured by its net income, statutory capital and surplus, cash flow and the overall growth in the value of the Company, in determining the executive's salary.  The Board of Directors or, in the case of Executive Officers who are or may become subject to Section 162(m) of the Internal Revenue Code, the Compensation Committee of the Board of Directors, reviews on an annual basis the salaries of its executive officers in light of the foregoing factors.  In February 2006, salary increases effective February

13, 2006 for each of the Executive Officers of the Company other than Mr. Kurz were approved by the Compensation Committee.

401K Plan

The Company has an employee savings plan that qualifies as a deferred salary arrangement under Section 401(k) of the Internal Revenue Code of 1986, as amended.  Under this plan, all employees, including our executive officers, may defer a portion of their pre-tax earnings up to the IRS annual contribution limit.  The Company has committed under the Plan to make an annual contribution of 4% of annual compensation of all eligible employees regardless of whether the employee contributes to the plan.  The Company also has the option to make additional discretionary contributions.  For the year ended December 31, 2005, the Company contributed approximately $275,000 to the Plan.  All contributions were made on the same percentage basis, without regard to the employee’s position with the Company.

Other Compensation

The Company believes that stock ownership by key employees provides valuable performance incentives and is beneficial in aligning management and shareholder interests.  The size of individual stock and stock option grants is related to the level of responsibility of the individual executive and the quality of an individual executive's contribution to the Company's performance.  During fiscal 2005, the Company granted stock-based incentive compensation based on the foregoing factors.  The Company also may consider, to the extent warranted by the Company's performance at the end of the year, the grant of incentive bonuses and special bonuses.

Compensation of Herbert Kurz, Chairman and President

Compensation of Herbert Kurz, Chairman and Chief Executive Officer of the Company and the Insurance Company, is established using substantially the same criteria that were used to determine compensation levels for other executive officers, discussed at the beginning of this report.  Mr. Kurz advised the Compensation Committee that he would not accept any salary increase in 2006.

Section 162(m) of the Internal Revenue Code

Section 162(m) of the Code limits a company's ability to take a deduction for federal tax purposes for certain compensation paid to its executives.  The Company currently expects that all compensation payable to executive officers during 2005 will be deductible by the Company for federal income tax purposes.  The Company's policy with respect to compensation to be paid to executive officers is to structure compensation payments to executive officers so as to be deductible under Section 162(m).

Benefits

The Company provides medical, life insurance and 401K benefits to the Executive Officers that generally are available to all Company employees.

 Compensation Committee Interlocks and Insider Participation

Matters concerning executive compensation in fiscal 2005 were considered by the Compensation Committee.  None of the members of the compensation Committee has ever been or is an officer or employee of the Company or any of its subsidiaries.

No Incorporation by Reference

The Compensation Committee’s Report on Executive Compensation shall not:  (i) be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference; and (ii) otherwise be deemed filed under either the Securities Act or the Exchange Act or subject to Regulations 14A or 14C promulgated under the Exchange Act or the liabilities of Section 18 of the Exchange Act.

Compensation Committee:

Lawrence Rivkin, Chairman

Richard A. Giesser

Jeffrey Keil

Paul Frederick Pape, Jr.

Lawrence Read

Comparative Performance by the Company

The SEC requires the Company to present a graph comparing the cumulative total shareholder return on its Common Stock with the cumulative total shareholder return of:  (i) a broad equity market index; and (ii) a published industry index or peer group.  The following graph compares the Common Stock with:  (i) the S&P 500 Index; and (ii) the S&P Life and Health Insurance Index and assumes an investment of $100 on December 31, 2000 in each of the Common Stock, the stocks comprising the S&P 500 Index and the stocks comprising the S&P Life and Health Insurance Index, assuming the reinvestment of dividends.

Total Return To Shareholders
(Includes reinvestment of dividends)

		ANNUAL RETURN PERCENTAGE
		Years Ending

Company / Index		Dec01	Dec02	Dec03	Dec04	Dec05
PRESIDENTIAL LIFE CORP		40.54	-50.42	37.52	31.99	14.85
S&P 500 INDEX		-11.89	-22.10	28.68	10.88	4.91
S&P 500 LIFE & HEALTH INSURANCE		-7.73	-16.23	27.09	22.15	22.51

		INDEXED RETURNS
	Base	Years Ending
	Period
Company / Index	Dec00	Dec01	Dec02	Dec03	Dec04	Dec05
PRESIDENTIAL LIFE CORP	100	140.54	69.68	95.82	126.48	145.26
S&P 500 INDEX	100	88.11	68.64	88.33	97.94	102.75
S&P 500 LIFE & HEALTH INSURANCE	100	92.27	77.29	98.23	119.99	147.00

The preceding graph shall not:  (i) be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference; and (ii) otherwise be deemed filed under either the Securities Act or the Exchange Act or subject to Regulations 14A or 14C promulgated under the Exchange Act or the liabilities of Section 18 of the Exchange Act.

PROPOSALS TO BE ACTED UPON AT THE ANNUAL MEETING

ELECTION OF DIRECTORS

(Proposal 1 on the Proxy Card)

Nominees

The Amended and Restated By-Laws provide that the Board of Directors is to consist of not less than five (5) and not more than nineteen (19) members, with the actual number to be set from time to time by a majority of the Board of Directors.  The Board of Directors has fixed the number of directors to be elected at the 2006 Annual Meeting at seven (7).

At the Annual Meeting, seven (7) persons will be elected to the Board of Directors to serve until the next annual meeting and until their respective successors are duly elected and qualified.  The persons named in the accompanying form of proxy, unless otherwise instructed, intend to vote the shares of Common Stock covered by valid proxies FOR the election of the seven (7) persons named below, each of whom has been nominated by the Board of Directors for election to the Board of Directors.  Proxies cannot be voted for a greater number of persons than the number of nominees.  Information concerning each of the nominees is set forth in this Proxy Statement under the heading "Directors and Executive Officers."  Each of the nominees has indicated that he is able and willing to serve as a director.  In the event that any of such persons is unable or unwilling to continue to be available for election, the persons named in the accompanying form of proxy will have discretionary power both to vote for a substitute and to vote or withhold their vote for any additional nominees named by shareholders.  There are no circumstances presently known to the Board of Directors that would render any of the following persons unavailable or unwilling to continue to serve as a director, if elected.  The election of directors requires the affirmative vote by the holders of a plurality of the shares of Common Stock represented at the Annual Meeting and entitled to vote.

Nominees to the Board of Directors

Donald Barnes

Richard A. Giesser

Jeffrey Keil

Herbert Kurz

Paul Frederick Pape, Jr.

Lawrence Read

Lawrence Rivkin

The Board of Directors recommends a vote FOR the election of the above-named nominees.

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

(Proposal 2 on the Proxy Card)

The Board of Directors, upon the recommendation of the Audit Committee, has selected, subject to ratification by the shareholders of the Company at the Annual Meeting, the firm of BDO Seidman, LLP (“BDO”) registered independent public accountants for the Company to audit the Company's financial statements for its fiscal year ending December 31, 2006.  BDO has served as the Independent Registered Public Accounting firm for the Company since September 2005.  BDO does not have any direct financial interest or any material indirect financial interest in the Company.  Assuming a quorum is present, the affirmative vote by the holders of a majority of shares represented at the Annual Meeting will be required to ratify the selection of BDO as the Company's independent registered public accountants for the fiscal year ending December 31, 2006.  A representative of BDO will be present at the Annual Meeting.  Such representative will have the opportunity to make a statement and will be available to respond to appropriate questions.

On September 6, 2005, the Company dismissed Deloitte & Touche, LLP (“D&T”) as its independent registered accounting firm and appointed BDO to replace D&T.  The dismissal and appointment were approved by the Audit Committee of the Company’s Board of Directors.  During 2003, 2004 and the subsequent interim period through September 6, 2005, there were no disagreements, as defined in S-K 304 (a), with D&T on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure.

The audit reports of D&T with respect to the Company’s consolidated financial statements for 2003 and 2004 did not contain any adverse opinion or a disclaimer of an opinion and were not qualified in any way as to uncertainty, audit scope or accounting principles   However, D&T’s audit report with respect to the Company’s consolidated financial statements for 2004 was modified to include an explanatory paragraph regarding the previously reported restatement of the 2003 and 2002 financial statements.

The audit report of D&T with respect to the Company’s Internal Control Over Financial Reporting (“ICFR”) in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2004 contained an unqualified opinion on management’s assessment and an adverse opinion on the effectiveness of ICFR.

During 2003, 2004 and the subsequent interim period through September 6, 2005, there were no reportable events, as defined by S-K 304 (a), except as set forth in management’s assessment of its internal control over financial reporting, as disclosed in Item 9A of Registrant’s Form 10-K/A for the year ended December 31, 2004.

In December 2004, as communicated to D&T at the time, Registrant engaged BDO to advise Registrant as to the accounting rules applicable to Registrant’s investments in certain principal protected notes and the corresponding need for a restatement of Registrant’s 2002 and 2003 financial statements.  In February 2005, BDO advised the Registrant orally that it agreed with Registrant’s decision to restate its 2002 and 2003 financial statements to consolidate the principal protected notes and to take other than temporary impairment charges against such investments.

During the two most recent fiscal years, the Company has not consulted with BDO or D&T regarding the subject matter of a disagreement or a reportable event on the application of accounting principles to any specified transaction or the type of audit opinion that might be rendered on the Company's financial statements during such periods.

Audit Fees

The aggregate fees billed by BDO, for professional services rendered for the review of the financial statements included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 and for the audit of the Company’s annual financial statements and internal controls for the year ended December 31, 2005 was $610,000.

Tax Fees

The Company was billed and paid $10,900 to BDO for tax services in 2005.

All Other Fees

Other than the fees described above, the Company was not billed any amounts for professional services by BDO during 2005.

Audit Committee Pre-Approval Policies

Pursuant to the Audit Committee Charter, the Audit Committee approved the retention of BDO Seidman, LLP for the audit and tax services in 2005.  In addition, the Audit Committee reviewed and approved the proposed scope of services and fee arrangements between the Company and BDO Seidman, LLP for such year.

Audit Committee Report

The Audit Committee of the Company's Board of Directors is composed of three independent directors and operates under a written charter adopted by the Board of Directors in 2005.  The Audit Committee is responsible for the general oversight of the audit process for the Company’s financial statements.  In that role, the Audit Committee is responsible for the selection of the Company’s auditors and approval of their compensation, approval of the scope of audit and non-audit work to be performed by the auditors, confirmation of the independence of the auditors, review with the auditors of the adequacy of the Company’s internal controls, review with the auditors and management of the Company’s annual financial statements and review with management and the auditors of the Company’s periodic reports filed with the SEC.

Management is responsible for the Company's internal controls, the financial reporting process and preparation of the consolidated financial statements of the Company.  The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon.  The Audit Committee's responsibility is to monitor and oversee these processes.  It should be noted that the Committee members are not professionally engaged in the practice of accounting or auditing.

In this context, the Committee has met and held discussions with management and the independent auditors.  Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles.  The Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors.  The Audit Committee further discussed with independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees) as amended.

The Company's independent auditors also provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence

Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors that firm's independence.

Based upon the Audit Committee' discussions with management and the independent auditors and the Audit Committee's review of the representations of management and the report and letter of the independent auditors provided to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

Audit Committee:

Paul Frederick Pape, Jr., Chairman

Lawrence Read

Lawrence Rivkin

The Board of Directors recommends that the shareholders vote FOR ratification of the selection of BDO Seidman, LLP as the Company's independent registered public accountants.

APPROVAL OF PROPOSED 2006 STOCK INCENTIVE PLAN

(Proposal 3 on the Proxy Card)

On February 15, 2006, the Board of Directors of the Company adopted, subject to approval by the shareholders, the Presidential Life Corporation 2006 Stock Incentive Plan (“2006 Plan”).

The 2006 Plan is substantially similar to the Presidential Life Corporation 1996 Stock Incentive Plan, which expires in June 2006 (“1996 Plan”).  The 2006 Plan, like the 1996 Plan, is designed to provide long-term incentives and rewards to employees, directors and independent contractors of the Company and its Affiliates (as defined below), to assist the Company in attracting and retaining employees, directors and independent contractors with experience and/or ability on a basis competitive with industry practices and to associate the interest of such persons with those of the Company’s shareholders.

Description of the 2006 Plan

The following summary description of the 2006 Plan is qualified in its entirety by reference to the full text of the 2006 Plan, which is set forth as Appendix A to this Proxy Statement.

If approved by the Company’s shareholders, the 2006 Plan will allow the Compensation Committee of the Company’s Board of Directors, acting in concert with the Audit and Benefits Committee of the Board of Directors of the Company’s subsidiary, Presidential Life Insurance Company (collectively referred to herein as the “Committee”), to provide for awards to employees, directors and independent contractors of the Company and its Affiliates from time to time, in its sole discretion, of stock options (including incentive stock options qualifying under Section 422 of the Code and non-qualified stock options which do not so qualify), stock appreciation rights (including free-standing, tandem and limited stock appreciation rights) (“SARs”), warrants, dividend equivalents, stock awards, restricted stock, phantom stock, performance shares or other securities or rights that the Committee determines to be consistent with the objectives and limitations of the 2006 Plan.  All employees, directors and independent contractors of the Company or any of its Affiliates are eligible to participate in the 2006 Plan.  For purposes of the 2006 Plan, “Affiliate” shall mean any entity, as may from time to time be designated by the Committee, that is a subsidiary corporation of the Company (within the meaning of Section 424 of the Code), and any other entity directly or indirectly controlling or controlled by or under common control with the Company.  For purposes of this definition, “control” means the power to direct the management and policies of such entity whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meaning correlative to the foregoing.  The 2006 Plan will expire, unless earlier terminated, on June 1, 2016.

An aggregate of 1,000,000 shares of the Company’s Common Stock will be subject to the 2006 Plan.  The 2006 Plan also establishes 100,000 shares as the maximum number of shares subject to awards of stock, restricted stock, phantom stock, performance shares or other forms of award conveying a similar economic benefit (but excluding options, warrants and stock appreciation rights) that may be granted during any period of five consecutive calendar years to any one individual.

The exercise price of any stock option is determined by the Committee at the time the option is awarded, but under the rules adopted with respect to the 2006 Plan, the option price may not be less than 100% of the fair market value of the Company’s Common Stock on the date the option is granted.  The 2006 Plan provides that the Committee may, with the consent of the affected participant, reprice options previously granted by amending the terms of any stock option agreement evidencing such options to reestablish the exercise price for shares remaining subject to such agreement at a price not less than 100% of the fair market value of the Company’s Common Stock on the effective date of the repricing amendment.  The 2006 Plan also provides that the Committee may effectively reprice options previously granted thereunder or under any other stock option, stock incentive or incentive compensation plan of the Company by granting options under the 2006 Plan in substitution for options previously granted.

Subject to limitations that may be imposed by the Committee, the option price payable upon exercise of options must be paid in cash or by the surrender, at the fair market value on the date on which the option is exercised, of shares of the Company’s Common Stock, or by any combination of cash and such shares.  The purchase price for shares purchased upon exercise of non-qualified options may also be paid in any other manner approved by the Committee, including, without limitation, by delivery to the Company of (i) a cash amount of not less than the par value of the Company’s Common Stock multiplied by the number of shares in respect to which the option is being exercised, and (ii) a binding, joint and several obligation of the employee participant and a financial institution or broker approved by the Committee to pay the balance of the exercise price upon such terms and conditions as may be specified from time to time by the Committee.

Unless otherwise approved by the Committee, an option may not be exercised during the first twelve months after the date of grant.  After such twelve-month period, unless otherwise approved by the Committee, an option shall become exercisable as to 25% of the shares optioned, and after the expiration of each of the second, third and fourth years from the date of grant, the option shall become exercisable as to an additional 25% of such original grant per year.  Options shall become 100% vested upon the expiration of four years from the date of grant.

Subject to earlier termination, as provided below, an option granted under the 2006 Plan expire ten years after the date on which the option is granted, unless the Committee provides for a shorter or longer period.  Except as provided in the 2006 Plan, or as otherwise may be provided by the Committee, no option may be exercised unless the holder is then an employee of the Company or one of its Affiliates.  Unless the Committee otherwise provides, the option of any participant whose employment has terminated for any reason expires on the earlier of (a) the expiration date of the option or (b) the expiration of a specified period after termination of employment as determined by the Committee, provided that such period may not be less than: (i) twelve months if employment ceased due to permanent and total disability, (ii) eighteen months if employment ceased at a time when the optionee was eligible to elect immediate commencement of retirement benefits under a pension plan to which the Company or any of its Affiliates has made contributions, (iii) eighteen months if the participant died while employed by the Company or any of its Affiliates or (iv) three months if employment ceased for any other reason, except termination for cause.  If an employee is terminated for cause, as determined by the Committee in its sole discretion, then, subject to the terms of the applicable stock option agreement, any unexercised options shall terminate immediately.  In addition, specific limitations will apply to incentive stock options for maximum term and maximum period of exercise following termination of employment in order to comply with Section 422 of the Code.

Awards under the 2006 Plan are not transferable except in certain circumstances including:  (i) transfers by will or the laws of descent and distribution, or (ii) subject to the prior approval of the Committee, transfers to members of a participant’s immediate family, charitable institutions, trusts whose beneficiaries are members of a participant’s immediate family and/or charitable institutions, or to such other persons or entities approved by the Committee, in each case subject to the condition that the Committee be satisfied that such transfer is being made for tax and/or estate planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration) being received therefor.

Administration

The 2006 Plan will be administered by the Committee, which will be constituted as to permit the 2006 Plan to comply with the disinterested administration requirements of Rule 16b-3 under the Exchange Act and the “outside director” requirement of Section 162(m) of the Code.

Under the 2006 Plan, the Committee has authority to determine, within the limits of the express provisions set forth therein, the individuals to whom awards will be granted, the type, size and terms of such awards, the date of grant, the terms of vesting and the dates of exercisability and payment of awards.  The Committee has the ability to amend awards previously granted and to determine the objectives and conditions for earning such awards.  The Committee also has the power to terminate or amend the 2006 Plan and the rules in whole or in part, but no such action may be taken which would adversely affect any rights or obligations with respect to any awards that have been made thereunder.  In addition, no amendment may be made to the 2006 Plan that:  (i) increases the maximum number of shares of stock subject to the Plan or the maximum awards that may be granted during any period of five consecutive calendar years to any individual, or (ii) extends the maximum period during which awards may be granted, without the approval of holders of at least a majority of the shares of the Company’s Common Stock present, or represented, and entitled to vote at a meeting of shareholders.  Except as provided above, the 2006 Plan may be amended by the Committee without further shareholder approval, and no guidelines have been established relating to the nature of the amendments that may be made without shareholder approval.  Amendments made without shareholder approval could increase the costs to the Company under the 2006 Plan, although the amount of such costs is not determinable.  The Committee will have the power to adopt rules for all types of awards under the Plan and to amend the rules established under the Plan as long as the amendments are within the limits of the Plan.

Tax Consequences

The following discussion outlines generally the federal income tax consequences of participation in the 2006 Plan.  Individual circumstances may vary and each recipient should rely on his or her own tax counsel for advice regarding federal income tax treatment under the 2006 Plan.  Furthermore, any information contained in this discussion is not intended to be used, and cannot be used, to avoid penalties imposed under the Internal Revenue Code.

Non-qualified Options

A participant receiving a non-qualified stock option under the 2006 Plan does not recognize taxable income on the date of grant of the option.  However, the participant must generally recognize ordinary income when a non-qualified stock option is exercised in the amount of the difference between the option exercise price and the fair market value of the Company’s Common Stock on the date of exercise.  If a holder of a non-qualified stock option pays the exercise price, in full or in part, with previously acquired shares of the Company’s Common Stock, the holder will recognize ordinary income in the amount by which the fair market value of the Company’s Common Stock received exceeds the exercise price.  However, no capital gain or loss is recognized upon the delivery of such previously acquired shares of the Company’s Common Stock to the Company.

Qualified Options

A participant who is granted a qualified stock option would not recognize taxable income either on the date of grant or on the date of its timely exercise, although the exercise of an incentive stock option would be an item of tax preference income potentially subject to the alternative minimum tax.  Upon disposition of the Company’s Common Stock acquired upon exercise of a qualified incentive stock option, capital gain or loss would be recognized in an amount equal to the difference between the sales price and the option exercise price, provided the participant has not disposed of the Company’s Common Stock within two years of the date of grant and within one year from the date of exercise.  When a participant exercises an incentive stock option, the Company would not generally be entitled to a tax deduction.  However, if the participant disposes of stock acquired through exercise of such an option before meeting the required holding period, the participant must generally recognize ordinary income in the amount of the difference between the option exercise price and the fair market value of the Company’s Common Stock on the date of exercise, and the Company would be entitled to a deduction equal to the amount of ordinary income recognized by the participant.  If the holder of an incentive stock option pays the exercise price, in full or in part, with previously acquired shares of the Company’s Common Stock, no capital gain or loss is recognized upon the surrender of such shares.

Tax Consequences to the Company

The Company will not be entitled to a tax deduction upon the grant of an option under the 2006 Plan.  However, when a participant exercises a non-qualified stock option, the Company will generally recognize a tax deduction in the amount of the difference between the option exercise price and the fair market value of the Company’s Common Stock on the date of exercise.  The payment by the participant to the Company of the exercise price has no tax consequences to the Company.

Section 162(m) of the IRC

Notwithstanding any of the foregoing discussion with respect to the deductibility of compensation under the 2006 Plan, Section 162(m) of the Code generally renders non-deductible to the Company taxable compensation in excess of $1,000,000 paid in any calendar year to certain executive officers, unless such excess compensation is considered “performance-based” under Section 162(m).  The applicable conditions for a performance-based compensation plan include, among others, a requirement that the stockholders approve the material terms of the plan.  Stock options, SARs and warrants that may be granted to executive officers as contemplated by the 2006 Plan are intended to qualify for the exemption for performance-based compensation under Section 162(m).  Other types of awards are not intended to be so qualified.

The Board of Directors recommends a vote “FOR” approval of the 2006 Stock Incentive Plan.

SHAREHOLDERS' PROPOSALS FOR THE 2006 ANNUAL MEETING

A shareholder who desires to include a proposal in the proxy material relating to the 2007 annual meeting of shareholders of the Company must submit the same in writing, so as to be received at the principal executive office of the Company (to the attention of the Secretary) on or before December 21, 2006, for such proposal to be considered for inclusion in the proxy statement for such meeting.  Such proposal also must meet the other requirements of the Securities and Exchange Commission (the "SEC") relating to shareholder proposals required to be included in the Company's proxy statement.

OTHER MATTERS

The Board of Directors does not know of any other business to be presented for consideration at the Annual Meeting.  If other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy intend to vote thereon in accordance with their best judgment.

The Company will furnish, without charge, to each person whose proxy is being solicited, upon request, a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2005 as filed with the SEC, including the financial statements, notes to the financial statements and the financial schedules contained therein (the "2005 Form 10-K").  Copies of any exhibits to the 2005 Form 10-K also will be furnished to any such shareholder upon the payment of a reasonable duplicating charge.  Requests for copies of any such materials should be directed to Presidential Life Corporation (attention Secretary), 69 Lydecker Street, Nyack, New York 10960.

By Order of the Board of Directors

Kathleen Dash,

Secretary

April ____, 2006

[FORM OF PROXY CARD]

PRESIDENTIAL LIFE CORPORATION

69 LYDECKER STREET

NYACK, NEW YORK   10960

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF PRESIDENTIAL LIFE CORPORATION.

The undersigned hereby appoints Herbert Kurz, Paul F. Pape Jr. and Lawrence Rivkin, and each of them, with full power of substitution, the proxy or proxies of the undersigned to vote all shares of Common Stock of Presidential Life Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the offices of Presidential Life Insurance Company, 69 Lydecker Street, Nyack, New York 10960, at 10:00 a.m., local time, on Wednesday, May 17, 2006, or at any postponement, adjournment or adjournments thereof (the "Annual Meeting"), with the same force and effect as the undersigned might or could do if personally present.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.  IF NO DIRECTION IS GIVEN, THIS PROXY CARD WILL BE VOTED FOR ALL OF THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3 AND WILL GRANT THE PROXYHOLDERS DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE ANNUAL MEETING.

COMPANY PROPOSAL NUMBER 1:

TO ELECT THE FOLLOWING NOMINEES TO THE BOARD OF DIRECTORS, EACH FOR A TERM OF ONE YEAR AND UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED:

Donald Barnes, Richard A. Giesser, Jeffrey Keil, Herbert Kurz, Paul Frederick Pape, Jr., Lawrence Read and Lawrence Rivkin

___  FOR all nominees

___   AGAINST all nominees

___

FOR all nominees except

the following nominee(s)

COMPANY PROPOSAL NUMBER 2:      TO RATIFY THE BOARD OF DIRECTORS' SELECTION OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006:

___ FOR

___AGAINST                        ___ABSTAIN

COMPANY PROPOSAL NUMBER 3:

TO APPROVE THE ADOPTION OF THE 2006 STOCK INCENTIVE PLAN

___ FOR

           ___ AGAINS                         ___ABSTAIN

IN THEIR DISCRETION, THE PROXYHOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE ANNUAL MEETING.

(OVER)

The undersigned hereby acknowledges prior receipt of a copy of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 17, 2006, and the Annual Report to Shareholders for the fiscal year ended December 31, 2005, and hereby revokes any proxy or proxies heretofore given.  This proxy card may be revoked at any time before it is voted by delivering to the Secretary of the Company either a written revocation of proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

Date: __________________, 2006

_____________________________

_____________________________

Signature of Shareholder or Authorized Representative

Please sign exactly as your name appears hereon.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized signatory.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.  IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ACCOMPANYING ENVELOPE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES LISTED IN PROPOSAL NUMBER 1 AND FOR PROPOSAL NUMBERS 2 AND 3.

PRESIDENTIAL LIFE CORPORATION

2006 STOCK INCENTIVE PLAN

1.

Purposes.

The purpose of the 2006 Stock Incentive Plan (the “Plan”) is to (i) provide long-term incentives and rewards to employees, directors and independent contractors of Presidential Life Corporation (“Presidential”) and its subsidiaries; (ii) assist Presidential in attracting and retaining employees, directors and independent contractors with experience and/or ability on a basis competitive with industry practices; and (iii) associate the interests of such persons with those of Presidential's shareholders.

2.

Effective Date.

The Plan is effective as of the date it is adopted by the Board of Directors of Presidential, and approved by the holders of at least a majority of the outstanding shares of Presidential common stock present, or represented, and entitled to vote at the 2006 Annual Meeting of Shareholders. Awards may be made under the Plan on and after its effective date subject to shareholder approval of the Plan as provided above. In the event such approval of the shareholders is not obtained, all awards granted under the Plan shall be null and void.

3.

Administration of the Plan.

The Plan shall be administered by the Compensation Committee of the Board of Directors of Presidential, or such other committee of the Board as may be directed by the Board, in conjunction with the Audit and Benefits Committee of the Board of Directors of Presidential’s subsidiary, Presidential Life Insurance Company (hereinafter collectively referred to as the “Committee”, and the Committee shall be so constituted as to permit the Plan to comply with the “outside director” requirement of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).  Members of the Committee shall serve at the pleasure of the Board of Directors of Presidential or Presidential Life Insurance Company, as the case may be.

The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include, but not be limited to, the exclusive authority (within the limitations described herein) to:  (i) select the persons to be granted awards under the Plan; (ii) determine the type, size and terms of awards to be made to each person selected; (iii) determine the time when awards will be granted, when they will vest, when they may be exercised and when they will be paid; (iv) amend awards previously granted; and (v) establish objectives and conditions, if any, for earning awards and whether awards will be paid after the end of the award period.

The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable and to interpret same.  The Committee's interpretation of the Plan, and all actions taken and determinations made by the Committee pursuant to the powers vested in it hereunder, shall be conclusive and binding on all parties concerned, including Presidential, shareholders, any participants in the Plan and any other employee, director or independent contractor of Presidential and its Affiliates.

All employees, directors and independent contractors of Presidential and its Affiliates (as defined below) shall be eligible to participate in the Plan (such employees, directors and independent contractors are hereinafter collectively referred to as “Eligible Participants”).  The Committee, in its sole discretion, shall from time to time designate from among the Eligible Participants those individuals who are to receive awards under and thereby become participants in the Plan. For purposes of the Plan, “Affiliate” shall mean any entity that is a subsidiary corporation of Presidential (within the meaning of Section 424 of the Code), and each other entity directly or indirectly controlling or controlled by or under common control with Presidential.  For purposes of this definition, “control” means the power to direct the management and policies of such entity, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meaning correlative to the foregoing.

4.

Awards.

(a)

Types.  Awards under the Plan shall be made with reference to shares of Presidential common stock and may include, but need not be limited to, stock options (including nonqualified stock options and incentive stock options qualifying under Section 422 of the Code), stock appreciation rights (including free-standing, tandem and limited stock appreciation rights), warrants, dividend equivalents, stock awards, restricted stock, phantom stock, performance shares or other securities or rights that the Committee determines to be consistent with the objectives and limitations of the Plan.  The Committee may provide for the issuance of shares of Presidential common stock as a stock award for no consideration other than services rendered or, to the extent permitted by applicable state law, to be rendered.  In the event of an award under which shares of Presidential common stock are or may in the future be issued for any other type of consideration, the amount of such consideration shall be equal to or greater than the amount (such as the par value of such shares) required to be received by Presidential in order to assure compliance with applicable state and federal laws.  The Committee may make any other type of award, which it shall determine is consistent with the objectives and limitations of the Plan.

(b)

Performance Goals.   The Committee may, but need not, establish performance goals to be achieved within such performance periods as may be selected by it in its sole discretion, using such measures of the performance of Presidential and/or its Affiliates as it may select.

(c)

Rules and Policies.   The Committee may adopt from time to time written rules and policies implementing the Plan. Such rules and policies may include, but need not be limited to, the type, size and term of awards to be made to participants and the conditions for the exercise or payment of such awards. Rules relating to stock options and free-standing and tandem stock appreciation rights (as distinguished from all other awards, including, without limitation, warrants), attached hereto as Exhibit A, have been approved by the Committee, subject to the approval of the Presidential shareholders. The rules set forth in Exhibit A may be amended by the Committee in accordance with the provisions and subject to the limitations set forth in Section 10 of the Plan.  The Committee shall determine, in its sole discretion, the extent to which rules and policies that it may adopt in the future shall be subject to the approval of the Presidential shareholders and/or limitations on the Committee's authority to amend such rules or policies.

(d)

 Maximum Awards.  An Eligible Participant may be granted multiple awards under the Plan.  With respect to awards of stock, restricted stock, phantom stock, performance shares or other forms of award conveying a similar economic benefit (but excluding options, warrants and stock appreciation rights), the maximum number of shares of Presidential common stock that may be awarded during any period of five consecutive years to any one individual shall be 100,000.

5.

Shares of Stock Subject to the Plan.

The shares that may be delivered or purchased or used for reference purposes under the Plan shall not exceed an aggregate of 1,000,000 shares of Presidential common stock, subject to adjustment pursuant to Section 8 below.  Any shares subject to an award, which for any reason expires or is terminated unexercised as to such shares shall again be available for issuance under the Plan.

6.

Payment of Awards.

The Committee shall determine the extent to which awards shall be payable in cash, shares of Presidential common stock or any combination thereof. The Committee may determine that all or a

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portion of a payment to a participant under the Plan, whether it is to be made in cash, shares of Presidential common stock or a combination thereof, shall be deferred.  Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion.

7.

Vesting.

The Committee may determine that all or a portion of a payment to a participant under the Plan, whether it is to be made in cash, shares of Presidential common stock or a combination thereof, shall be vested at such times and upon such terms as may be selected by it in its sole discretion.

8.

Dilution and Other Adjustment.

In the event of any change in the outstanding shares of Presidential common stock by reason of any stock split, stock dividend, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares or other similar corporate change, such equitable adjustments shall be made in the Plan and the awards thereunder as the Committee determines are necessary or appropriate, including, if necessary, any adjustments in the number, kind or character of shares that may be subject to existing or future awards under the Plan (including by substitution of shares of another corporation including, without limitation, any successor to Presidential), adjustments in the exercise, purchase or base price of an outstanding award and any adjustments in the maximum numbers of shares referred to in Section 4 or Section 5 of the Plan. All such adjustments shall be conclusive and binding for all purposes of the Plan.

9.

Miscellaneous Provisions.

(a)

Rights as Shareholder.  A participant under the Plan shall have no rights as a holder of Presidential common stock with respect to awards hereunder unless and until certificates for shares of such stock are issued to the participant.

(b)

Assignment or Transfer.  No award under this Plan shall be transferable by the participant or shall be subject to any manner of alienation, sale, transfer, assignment, pledge, encumbrance or charge (other than by or to Presidential), except:  (i) by will or the laws of the descent and distribution (with all references herein to the rights or duties of holders or participants to be deemed to include such beneficiaries or legal representatives of the holder or participant unless the context otherwise expressly requires); (ii) subject to the prior approval of the Committee, for transfers to members of the participant's immediate family, charitable institutions, trusts whose beneficiaries are members of the participant's immediate family and/or charitable institutions, or to such other persons or entities as may be approved by the Committee, in each case subject to the condition that the Committee be satisfied that such transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration) being received therefore. Except as provided above and in the Rules, during the lifetime of a participant, awards hereunder are exercisable only by, and payable only to, the participant.

(c)

Agreements.  All awards granted under the Plan shall be evidenced by agreements in such form and containing such terms and conditions (not inconsistent with the Plan) as the Committee shall adopt.

(d)

Compliance with Legal Regulations.  During the term of the Plan and the term of any awards granted under the Plan, Presidential will at all times reserve and keep available such number of shares as may be issuable under the Plan, and will seek to obtain from any regulatory body having jurisdiction, any requisite authority required in the opinion of counsel for Presidential in order to grant shares of Presidential common stock, or options to purchase such stock or other awards hereunder, and

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(e)

transfer, issue or sell such number of shares of common stock as shall be sufficient to satisfy the requirements of any options or other awards. If, in the opinion of counsel for Presidential, the transfer, issue or sale of any shares of its stock under the Plan shall not be lawful for any reason, including the inability of Presidential to obtain authority from any regulatory body deemed by such counsel to be necessary to such transfer, issuance or sale, Presidential shall not be obligated to transfer, issue or sell any such shares. In any event, Presidential shall not be obligated to transfer, issue or sell any shares to any participant unless a registration statement which complies with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), is in effect at the time with respect to such shares or other appropriate action has been taken under and pursuant to the terms and provisions of the Securities Act and any other applicable securities laws, or Presidential receives evidence satisfactory to the Committee that the transfer, issuance or sale of such shares, in the absence of an effective registration statement or other appropriate action, would not constitute a violation of the terms and provisions of the Securities Act.  Presidential's obligation to issue shares upon the exercise of any award granted under the Plan shall be subject to Presidential being satisfied that the shares purchased are being purchased for investment and not with a view to the distribution thereof if, at the time of such exercise, a resale of such shares would otherwise violate the Securities Act in the absence of an effective registration statement relating to such shares.

(e)

Withholding Taxes.  Presidential shall have the right to deduct from all awards hereunder paid in cash any federal, state, local or foreign taxes required by law to be withheld with respect to such awards and, with respect to awards paid in stock, to require the payment (through withholding from the participant's salary or otherwise) of any such taxes. The obligation of Presidential to make delivery of awards in cash or Presidential common stock shall be subject to currency or other restrictions imposed by any government.

(f)

No Rights to Award.  No employee, independent contractor or other person shall have any right to be granted an award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee or independent contractor any right to be retained in the employ of or engaged by Presidential or any of its Affiliates or shall interfere with or restrict in any way the rights of Presidential or any of its Affiliates, which are hereby reserved, to discharge such person at any time for any reason whatsoever, with or without good cause.

(g)

Costs and Expenses.  The costs and expenses of administering the Plan shall be borne by Presidential and not charged to any award nor to any person receiving an award.

(h)

Funding of Plan.  The Plan shall be unfunded. Presidential shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any award under the Plan.

10.

Amendments and Termination.

(a)

Amendments.  The Committee may at any time terminate or from time to time amend the Plan in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any awards theretofore made under the Plan.

Unless the holders of at least a majority of the outstanding shares of Presidential common stock present, or represented, and entitled to vote at a meeting of shareholders shall have first approved thereof, no amendment of the Plan shall be effective which would (i) increase the maximum number of shares referred to in section 5 of the Plan or the maximum awards that may be granted pursuant to section 4(d) of the Plan to any one individual or (ii) extend the maximum period during which awards may be granted under the Plan. For purposes of this section 10(a), any cancellation and reissuance or repricing of any

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awards made under the Plan at a new option price as provided in Exhibit A hereto shall not constitute an amendment of this Plan.

With consent of the participant adversely affected, the Committee may amend outstanding agreements evidencing awards under the Plan in a manner not inconsistent with the terms of the Plan.

(b)

Termination.  Unless the Plan shall theretofore have been terminated as above provided, the Plan (but not the awards theretofore granted under the Plan) shall terminate on and no awards shall be granted after June 1, 2016.

11.

Governing Law.

The validity and construction of the Plan and any agreements entered into hereunder shall be governed by the laws of the State of Delaware.

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THE PRESIDENTIAL LIFE CORPORATION

2006 STOCK INCENTIVE PLAN

RULES RELATING TO STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

Pursuant to section 3 of the Plan and authority granted by the Board of Directors on February 15, 2006, and a majority of the outstanding shares of Presidential common stock present, or represented, and entitled to vote at the 2006 Annual Meeting of Stockholders, the Committee herein sets forth the rules under which stock options and stock appreciation rights may be granted to employees, directors and independent contractors of Presidential under the Plan (the “Rules”).  All such grants are subject to the terms and provisions of the Plan.  Defined terms used herein and not otherwise defined shall have the meanings set forth in the Plan.

1.

Award of Options.

Subject to the provisions of the Plan, the Committee may from time to time, in its sole discretion, award to participants in the Plan stock options to purchase shares of common stock of Presidential.  In connection therewith, the Committee shall have full and final authority, inter alia, in its discretion, subject to the provisions of the Plan, (a) to determine the participants to whom options are to be awarded, (b) in the case of each option awarded, to determine whether the same shall be an incentive stock option pursuant to Section 422 of the Code (an “incentive stock option”), or an option which does not qualify under such Section 422 (a “non-qualified option”), (c) to determine the number of shares subject to each option, (d) to determine the time or times at which options will be awarded, (e) to determine the option price of the shares subject to each option, which price shall not be less than the minimum specified in section 2 hereof, (f) to determine the time or times when each option becomes exercisable and to determine the duration of the exercise period, and (g) to prescribe the form or forms of the instruments evidencing any options awarded under the Plan and the manner in which, and the form of consideration for which, the option price should be paid.

2.

Option Price.

The option price shall be determined by the Committee at the time any option is awarded and shall not be less than 100% of the fair market value of the common stock of Presidential on the date on which the option is granted or the Stock Option Agreement (as described in section 9 hereof) is amended pursuant to section 10 hereof.  Subject to certain limitations that may be imposed by the Committee to comply with the requirements for exemption under Rule 16b-3 of the Exchange Act or any other applicable rule, regulation or guideline, the option price shall be paid in cash or by the surrender, at the fair market value on the date on which the option is exercised, of shares of common stock of Presidential, or by any combination of cash and such shares.  The purchase price for shares being purchased upon exercise of non-qualified options may also be paid in any other manner approved by the Committee, including, without limitation, by delivery to Presidential of (a) a cash amount which shall not be less than the par value of the common stock of Presidential multiplied by the number of shares being purchased and (b) a binding, joint and several obligation of the participant and a financial institution or broker approved by the Committee, to pay the balance of the purchase price upon such terms and conditions as may be specified from time to time by the Committee.  The “fair market value” of a share of Presidential common stock shall be the average of the highest and lowest of the New York Stock Exchange composite tape market prices at which the stock shall have been sold regular way on the date as of which fair market value is to be determined or, if there shall be no such sale on such date, the next preceding day on which such a sale shall have occurred.

3.

Duration and Period for Exercise of Options.

Subject to earlier termination as provided in section 4 hereof, an option granted under the Plan shall expire ten (10) years after the date the option is granted, unless otherwise provided by the Committee. The Committee shall specify at the time each option is granted, and shall state in the Stock Option Agreement, the time or times at which, and in what proportions, that option may be exercised prior to its expiration or earlier termination.  Except as otherwise provided (a) by the Committee in the Stock Option Agreement or any amendment thereto or (b) in section 4 hereof: (i) no option may be exercised during the first year from the date it is granted; (ii) after one year from the date an option is granted, it may be exercised as to not more than 25% of the shares covered by the original option grant; and (iii) after the expiration of each of the second, third and fourth years from the date the option is granted, it may be exercised as to no more than an additional 25% of such shares plus any shares as to which the option might theretofore have been exercised but shall not have been exercised; provided that the participant is employed with Presidential on each such vesting date or on a date no more than three (3) months prior to such vesting date.  The Committee shall also determine at the time each option is granted, and shall state in the Stock Option Agreement, whether that option is to be treated as an incentive stock option.

4.

Conditions to Exercise of Options.

Except as provided in section 3 and this section 4 or as otherwise may be provided by the Committee, no option may be exercised at any time unless the participant is then an Eligible Participant, as defined in the Plan.

The option of any Eligible Participant whose employment or engagement by Presidential or an Affiliate is terminated for any reason, shall terminate on the earlier of (a) the date that the option expires in accordance with its terms (including any terms required under Section 422 of the Code if the option is an incentive stock option) or (b) the expiration of such period after termination of employment or engagement as the Committee shall specify in the Stock Option Agreement, provided that such period shall not be less than: (i) twelve (12) months if employment or engagement ceased due to permanent and total disability, (ii) eighteen (18) months if employment or engagement ceased at a time when the optionee is eligible to elect immediate commencement of retirement benefits under a pension plan to which Presidential had made contributions, (iii) eighteen (18) months if the participant died while employed by Presidential, or (iv) three (3) months if employment or engagement ceased for any other reason, except termination for cause (as described below).  During such period as described above, except as otherwise specified in the Stock Option Agreement or in the event employment or engagement was terminated by the death of the Eligible Participant, the option may be exercised by such participant in respect of the same number of shares, in the same manner, and to the same extent as if he had continued as an employee or independent contractor during the first three months of such period; but no additional rights shall vest after such three months.  Notwithstanding the preceding two sentences and the second to last sentence of section 3 hereof, in the event of termination of employment or engagement or discharge of an Eligible Participant for cause, as determined by the Committee in its sole discretion, the basis for which may, but need not be, specified in the Stock Option Agreement, then, subject to the terms of the Stock Option Agreement, any option or options held by such participant under the Plan not theretofore exercised shall terminate immediately upon such termination or discharge and may not be exercised thereafter.  The Committee shall have authority to determine in each case whether an authorized leave of absence shall be deemed a termination of employment or engagement.

Except as otherwise provided by the Committee, the option of any Eligible Participant who died while employed or engaged by Presidential or an Affiliate may be exercised by a legatee or legatees of

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that option under the participant’s last will, or by such participant’s executors, personal representatives or distributees, in respect of all or any part of the total number of shares under option to such participant under the Plan at the time of such participant’s death (whether or not, at the time of death, the deceased participant would have been entitled, pursuant to the provisions of section 3 hereof, to exercise such option to the extent of all or any of the shares covered thereby).  However, in the event of the death of the participant after the date of termination of employment or engagement with Presidential or an Affiliate, then such deceased participant’s option shall expire in accordance with its terms, the same as if such participant had not died.  Except as otherwise provided by the Committee, prior to its expiration, the option of a participant who died after he severed employment or engagement with Presidential or an Affiliate may be exercised by a legatee or legatees of that option under the participant’s last will, or by such participant’s executors, personal representatives, or distributees in respect to the same number of shares, in the same manner and to the same extent as if such participant were then living.  The Committee may accelerate vesting and exercisability or waive exercisability or vesting conditions in such other circumstances as it deems appropriate.

For purposes hereof, the Committee shall have the sole power to make all determinations regarding the termination of any Eligible Participant’s employment or engagement, including, but not limited to, the effective time thereof for the purposes of this Plan, the cause(s) therefore and the consequences thereof.  Unless otherwise provided by the Committee, if an entity ceases to be an Affiliate of Presidential or otherwise ceases to be qualified under the Plan, or if all or substantially all of the assets of an Affiliate are conveyed (other than by encumbrance), such cessation or action, as the case may be, shall be deemed for purposes hereof to be a termination of the employment of each employee and engagement of each independent contractor of that entity.

5.

Method of Exercising Options.

Any option granted under the Plan may be exercised by the eligible participant, by a legatee or legatees of such option under such participant’s last will, or by such participant’s executors, personal representatives, distributees or such other persons as may be approved by the Committee, by delivering to Presidential at its main office (attention of its Secretary) written notice of the number of shares with respect to which the option is being exercised accompanied by full payment to Presidential of the purchase price of the shares being purchased in accordance with section 2 hereof.

6.

Incentive Stock Options.

(a)  Award of ISOs.

Incentive stock options may be granted only to those persons who are employees of Presidential or an Affiliate.  Notwithstanding the foregoing, an incentive stock option shall not be granted to any such person if immediately after such grant he is the owner, or would be deemed in accordance with Section 424 of the Code to be the owner, of more than 10% of the total combined voting power or value of all classes of stock of Presidential.

(b)  Annual Limits.

No incentive stock option shall be granted to an Eligible Participant if as a result of such grant the aggregate fair market value (determined as of the date of grant) of the stock with respect to which incentive stock options are exercisable for the first time in any calendar year under the Plan by such participant, and any other stock option plans of Presidential by such participant, would exceed $100,000, determined in accordance with Section 422 of the Code.  This limitation shall be applied by taking options into account in the order in which granted.

(c)  Terms and Conditions; Nontransferability.

Any incentive stock option granted under the Plan shall contain such terms and conditions, not inconsistent with the terms of the Plan, as are deemed necessary or desirable by the Committee.  Such terms, together with the terms of this Plan, shall be intended and interpreted to cause such incentive stock option to qualify as an “incentive stock option”

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under Section 422 of the Code.  Such terms shall include a term of exercise of the option, which is not greater than ten (10) years from the date of grant, and additional limitations on the period of exercise of the option following termination of employment.  An incentive stock option shall by its terms be nontransferable otherwise than by will or by the laws of descent and distribution, and shall be exercisable, during the lifetime of a participant, only by such participant.

(d)  Disqualifying Dispositions.

If shares of Presidential common stock acquired by exercise of an incentive stock option are disposed of within two (2) years following the date of grant or one (1) year following the transfer of such shares to the Eligible Participant upon exercise, the participant shall be required, within 30 days after such disposition, to notify Presidential in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

7.

Grant and Exercise of Stock Appreciation Rights (“SARs”).

(a)  Award of SARs.

The Committee may grant SARs to such optionees as the Committee may select from time to time, either on a free-standing basis (without regard to the grant of a stock option) or on a tandem basis (related to the grant of an underlying stock option).  SARs granted on a free-standing basis may be awarded by the Committee for a number of shares, at a base price, upon terms for vesting and exercise and upon such other terms and conditions as are consistent with such comparable terms applicable to the grant of stock options under the Plan (including terms described in the Rules), except to the extent specifically provided herein with respect to SARs.  SARs granted on a tandem basis in connection with any stock option granted under the Plan (either at the time such option is granted or thereafter at any time prior to the exercise, termination or expiration of such option) shall be subject to the same terms and conditions as the related stock option and shall be exercisable only to the extent such option is exercisable. Upon exercise of a tandem SAR and surrender of a related stock option, the number of shares to be charged against the number of shares referred to in section 5 of the Plan shall be the number of shares subject to the surrendered stock options, and the number of shares shall be reduced accordingly.  Upon exercise of a free-standing SAR, the number of shares to be charged against the number of shares referred to in section 5 of the Plan shall be the number of shares subject to the free-standing SARs so exercised, and the number of shares shall be reduced accordingly.

(b)  Amount of Payment Upon Exercise of SARs.

An SAR shall entitle the recipient thereof to receive, subject to the provisions of the Plan and such rules and regulations as may be established by the Committee, a payment having an aggregate value equal to the product of (i) the excess of (A) the fair market value on the exercise date of one share of Presidential common stock over (B) the base price per share, times (ii) the number of shares called for by the SAR, or portion thereof, which is exercised.  In the case of exercise of a tandem SAR, such payment shall be made in exchange for the surrender of the unexercised related stock option (or any portion or portions thereof which the recipient from time to time determines to surrender for this purpose).

(c)  Form of Payment Upon Exercise of SARs.  The Committee shall, in its sole discretion, determine whether the payment upon exercise of an SAR shall be made in the form of all cash, all shares, or any combination thereof.  The Committee may impose such restrictions on the forms of payment upon exercise of an SAR as it may deem necessary or appropriate to comply with the requirements for exemption under Rule 16b-3 of the Exchange Act.  If upon settlement of the exercise of an SAR, a participant is to receive a portion of such payment in shares of Presidential common stock, the number of shares shall be determined by dividing such portion by the fair market value of a share of Presidential common stock on the exercise date.  No fractional shares shall be issued and the Committee shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

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With respect to tandem SARs granted in connection with previously granted stock options, the Committee shall provide that such SARs shall not be exercisable until the recipient completes six (6) months (or such longer period as the Committee shall determine) of service with Presidential or an Affiliate immediately following the date of the SAR grant, except in the case of the death or disability of the recipient.

8.

Transferability of Options and SARs.

The Committee may provide, in any agreement evidencing the award of a stock option or SAR, or any amendment thereto, the extent to which a stock option or SAR granted under the Plan shall be transferable by the Eligible Participant during his lifetime or upon his death.  The terms and conditions of any such transferability shall be established by the Committee in accordance with the requirements of section 9(b) of the Plan.  Incentive stock options shall not be transferable except as provided in section 6 hereof.

9.

Stock Option and SAR Agreements.

Each option or SAR awarded under the Plan shall be evidenced by a Stock Option Agreement or SAR Agreement (which need not be identical with other Stock Option or SAR Agreements) executed on behalf of Presidential by a member of the Committee or by an officer designated by the Committee and by the optionee which shall set forth the terms and conditions of the option and SAR, if any (including, in the case of incentive stock options, such terms as shall be requisite in the judgment of the Committee pursuant to Section 422 of the Code), either expressly or by reference to the Plan and which may contain other provisions provided they are neither inconsistent with nor prohibited by the Plan.  No modification of any Stock Option or SAR Agreement shall be effective unless explicitly set forth in a written instrument executed on behalf of Presidential by a member of the Committee or by an officer designated by the Committee and, if adverse to the optionee, by the optionee.  Except as provided in the immediately preceding sentence, no statement, undertaking or representation purporting to confer or affect any rights under the Plan, whether oral or written, made by any director, officer or employee of Presidential shall modify the terms of any Stock Option or SAR Agreement or constitute a grant of additional options or rights under the Plan.

10.

Grant of Options in Substitution for Previously Granted Options; Repricing of Previously

Granted Options.

(a)  Substitution of Options.

Options may be granted in the discretion of the Committee in substitution for options previously granted pursuant to the Plan or any other stock option, stock incentive or incentive compensation plan of Presidential, provided that any option so granted shall be exercisable at a new price which is not less than 100% of the fair market value of the common stock of Presidential on the date on which the replacement options are granted.  The Stock Option Agreement evidencing the replacement options may, in the discretion of the Committee, contain the same terms and conditions, including, without limitation, the same vesting schedule as the agreement evidencing the original award.

(b)  Repricing of Options.

The Committee may, in its discretion, amend the terms of any Stock Option Agreement, with the consent of the affected participant, to provide that the option price of the shares remaining subject to the original award shall be reestablished at a price not less than 100% of the fair market value of the common stock of Presidential on the effective date of the amendment.  No modification of any other term or provision of any Stock Option Agreement which is amended in accordance with the foregoing shall be required, although the Committee may, in its discretion, make such further modifications of any such Stock Option Agreement as are not inconsistent with or prohibited by the Plan.

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